SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 19, 2003

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated June 19, 2003.

Item 9.	Regulation FD Disclosure (Information also provided Under Item 12 - Disclosure of Results of Operations and Financial Condition).

     On June 19, 2003, Connetics Corporation, a Delaware corporation, issued a press release which, among other things, updated the Company’s revenue guidance for 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

	By:	/s/ John L. Higgins

John L. Higgins Executive Vice President, Finance and Corporate Development and Chief Financial Officer
Date: June 20, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated June 19, 2003